UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2019

MATERION CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6070 Parkland Blvd., Mayfield Hts., Ohio		44124
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MTRN	New York Stock Exchange

Item 7.01 Regulation FD Disclosure.
On May 6, 2019, Materion Corporation issued an updated slide presentation that will be presented to investors. A copy of the presentation is attached hereto as Exhibit 99.1. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit
99.1	Investor Presentation, dated May 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 6, 2019	By:	/s/ Stephen Shamrock
Stephen Shamrock
Vice President, Corporate Controller and Investor Relations

Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation, dated May 6, 2019